                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-1

Original Principal Balance           240,000,000.00

                                                                                                          Per $1000
                                                                                                          Orig Prin
                                                                                              Totals      Balance
Aggregate Balances:

            Principal Amount of Notes as of Prior Distribution Date                              0.00       0.000000

            Principal Amount of Notes as of Current Distribution Date                            0.00       0.000000

                                                  Pool Factor                                0.000000

Principal Distribution Amount:

            Principal Distribution Amount                                           0.00                    0.000000

Interest Distributable Amount:

            Note Monthly Interest Distributable Amount                              0.00                    0.000000
            Plus: Prior Interest Carryover                                          0.00                    0.000000
                                                                        ----------------
            Total Interest Distributable Amount                                     0.00                    0.000000

            Interest Distribution Amount                                            0.00                    0.000000
                                                                        ----------------

            Current Interest Carryover                                                           0.00       0.000000

                                                                                                         Per $1000
                                                                                                         Aggregate
Aggregate Security Related Information:                                                                 Orig Prin Bal

            Aggregate Principal Balance                                 1,118,054,255.62

            Overcollateralization Amount                                   72,673,526.62

            Servicing Fee                                                   1,210,002.00                    0.806668

            Spread Account                                                 11,180,542.56
            Net Change in Spread Account                                     (435,478.85)

            Net Collections                                                52,513,188.61

            Aggregate Principal Balance of Delinquent Contracts             5,281,041.71

            Aggregate Excess Spread Amount                                  6,396,122.62
            Total Initial Spread Deposit Repayment                         (6,396,122.62)
                                                                        ----------------
            Certificate Distributable Amount                                           -
                                                                        ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-2

Original Principal Balance           515,000,000.00

                                                                                                               Per $1000
                                                                                                               Orig Prin
                                                                                                Totals          Balance

Aggregate Balances:

            Principal Amount of Notes as of Prior Distribution Date                         386,334,612.44     750.164296

            Principal Amount of Notes as of Current Distribution Date                       351,091,309.07     681.730697

                                                  Pool Factor                                     0.681731

Principal Distribution Amount:

            Principal Distribution Amount                                  35,243,303.37                        68.433599

Interest Distributable Amount:

            Note Monthly Interest Distributable Amount                        653,549.39                         1.269028
            Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                        ----------------
            Total Interest Distributable Amount                               653,549.39                         1.269028

            Interest Distribution Amount                                      653,549.39                         1.269028
                                                                        ----------------

            Current Interest Carryover                                                                0.00       0.000000

                                                                                                               Per $1000
                                                                                                               Aggregate
Aggregate Security Related Information:                                                                      Orig Prin Bal

            Aggregate Principal Balance                                 1,118,054,255.62

            Overcollateralization Amount                                   72,673,526.62

            Servicing Fee                                                   1,210,002.00                         0.806668

            Spread Account                                                 11,180,542.56
            Net Change in Spread Account                                     (435,478.85)

            Net Collections                                                52,513,188.61

            Aggregate Principal Balance of Delinquent Contracts             5,281,041.71

            Aggregate Excess Spread Amount                                  6,396,122.62
            Total Initial Spread Deposit Repayment                         (6,396,122.62)
                                                                        ----------------
            Certificate Distributable Amount                                           -
                                                                        ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-3

Original Principal Balance           210,000,000.00

                                                                                                               Per $1000
                                                                                                               Orig Prin
                                                                                                Totals          Balance
Aggregate Balances:

            Principal Amount of Notes as of Prior Distribution Date                         210,000,000.00    1000.000000

            Principal Amount of Notes as of Current Distribution Date                       210,000,000.00    1000.000000

                                                  Pool Factor                                     1.000000

Principal Distribution Amount:

            Principal Distribution Amount                                           0.00                         0.000000

Interest Distributable Amount:

            Note Monthly Interest Distributable Amount                        498,750.00                         2.375000
            Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                        ----------------
            Total Interest Distributable Amount                               498,750.00                         2.375000

            Interest Distribution Amount                                      498,750.00                         2.375000
                                                                        ----------------

            Current Interest Carryover                                                                0.00       0.000000

                                                                                                               Per $1000
                                                                                                               Aggregate
Aggregate Security Related Information:                                                                      Orig Prin Bal

            Aggregate Principal Balance                                 1,118,054,255.62

            Overcollateralization Amount                                   72,673,526.62

            Servicing Fee                                                   1,210,002.00                         0.806668

            Spread Account                                                 11,180,542.56
            Net Change in Spread Account                                     (435,478.85)

            Net Collections                                                52,513,188.61

            Aggregate Principal Balance of Delinquent Contracts             5,281,041.71

            Aggregate Excess Spread Amount                                  6,396,122.62
            Total Initial Spread Deposit Repayment                         (6,396,122.62)
                                                                        ----------------
            Certificate Distributable Amount                                           -
                                                                        ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class A-4

Original Principal Balance           343,750,000.00

                                                                                                               Per $1000
                                                                                                               Orig Prin
                                                                                                Totals          Balance
Aggregate Balances:

            Principal Amount of Notes as of Prior Distribution Date                         343,750,000.00    1000.000000

            Principal Amount of Notes as of Current Distribution Date                       343,750,000.00    1000.000000

                                                  Pool Factor                                     1.000000

Principal Distribution Amount:

            Principal Distribution Amount                                           0.00                         0.000000

Interest Distributable Amount:

            Note Monthly Interest Distributable Amount                      1,014,062.50                         2.950000
            Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                        ----------------
            Total Interest Distributable Amount                             1,014,062.50                         2.950000

            Interest Distribution Amount                                    1,014,062.50                         2.950000
                                                                        ----------------

            Current Interest Carryover                                                                0.00       0.000000

                                                                                                               Per $1000
                                                                                                               Aggregate
Aggregate Security Related Information:                                                                      Orig Prin Bal

            Aggregate Principal Balance                                 1,118,054,255.62

            Overcollateralization Amount                                   72,673,526.62

            Servicing Fee                                                   1,210,002.00                         0.806668

            Spread Account                                                 11,180,542.56
            Net Change in Spread Account                                     (435,478.85)

            Net Collections                                                52,513,188.61

            Aggregate Principal Balance of Delinquent Contracts             5,281,041.71

            Aggregate Excess Spread Amount                                  6,396,122.62
            Total Initial Spread Deposit Repayment                         (6,396,122.62)
                                                                        ----------------
            Certificate Distributable Amount                                           -
                                                                        ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class B-1

Original Principal Balance           56,250,000.00

                                                                                                               Per $1000
                                                                                                               Orig Prin
                                                                                                Totals          Balance
Aggregate Balances:

            Principal Amount of Notes as of Prior Distribution Date                          48,671,129.70     865.264528

            Principal Amount of Notes as of Current Distribution Date                        46,846,473.31     832.826192

                                                  Pool Factor                                     0.832826

Principal Distribution Amount:

            Principal Distribution Amount                                   1,824,656.39                        32.438336

Interest Distributable Amount:

            Note Monthly Interest Distributable Amount                        124,516.97                         2.213635
            Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                        ----------------
            Total Interest Distributable Amount                               124,516.97                         2.213635

            Interest Distribution Amount                                      124,516.97                         2.213635
                                                                        ----------------

            Current Interest Carryover                                                                0.00       0.000000

                                                                                                               Per $1000
                                                                                                               Aggregate
Aggregate Security Related Information:                                                                      Orig Prin Bal

            Aggregate Principal Balance                                 1,118,054,255.62

            Overcollateralization Amount                                   72,673,526.62

            Servicing Fee                                                   1,210,002.00                         0.806668

            Spread Account                                                 11,180,542.56
            Net Change in Spread Account                                     (435,478.85)

            Net Collections                                                52,513,188.61

            Aggregate Principal Balance of Delinquent Contracts             5,281,041.71

            Aggregate Excess Spread Amount                                  6,396,122.62
            Total Initial Spread Deposit Repayment                         (6,396,122.62)
                                                                        ----------------
            Certificate Distributable Amount                                           -
                                                                        ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class C-1

Original Principal Balance           63,750,000.00

                                                                                                               Per $1000
                                                                                                               Orig Prin
                                                                                                Totals          Balance
Aggregate Balances:

            Principal Amount of Notes as of Prior Distribution Date                          55,176,101.68     865.507477

            Principal Amount of Notes as of Current Distribution Date                        53,107,577.15     833.060034

                                                  Pool Factor                                     0.833060

Principal Distribution Amount:

            Principal Distribution Amount                                   2,068,524.53                        32.447444

Interest Distributable Amount:

            Note Monthly Interest Distributable Amount                        147,136.27                         2.308020
            Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                        ----------------
            Total Interest Distributable Amount                               147,136.27                         2.308020

            Interest Distribution Amount                                      147,136.27                         2.308020
                                                                        ----------------

            Current Interest Carryover                                                                0.00       0.000000

                                                                                                               Per $1000
                                                                                                               Aggregate
Aggregate Security Related Information:                                                                      Orig Prin Bal

            Aggregate Principal Balance                                 1,118,054,255.62

            Overcollateralization Amount                                   72,673,526.62

            Servicing Fee                                                   1,210,002.00                         0.806668

            Spread Account                                                 11,180,542.56
            Net Change in Spread Account                                     (435,478.85)

            Net Collections                                                52,513,188.61

            Aggregate Principal Balance of Delinquent Contracts             5,281,041.71

            Aggregate Excess Spread Amount                                  6,396,122.62
            Total Initial Spread Deposit Repayment                         (6,396,122.62)
                                                                        ----------------
            Certificate Distributable Amount                                           -
                                                                        ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 22, 2005
                                    Class D-1

Original Principal Balance           48,750,000.00

                                                                                                               Per $1000
                                                                                                               Orig Prin
                                                                                                Totals          Balance
Aggregate Balances:

            Principal Amount of Notes as of Prior Distribution Date                          44,234,196.35     907.368130

            Principal Amount of Notes as of Current Distribution Date                        40,585,369.47     832.520399

                                                  Pool Factor                                     0.832520

Principal Distribution Amount:

            Principal Distribution Amount                                   3,648,826.88                        74.847731

Interest Distributable Amount:

            Note Monthly Interest Distributable Amount                        138,969.10                         2.850648
            Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                        ----------------
            Total Interest Distributable Amount                               138,969.10                         2.850648

            Interest Distribution Amount                                      138,969.10                         2.850648
                                                                        ----------------

            Current Interest Carryover                                                                0.00       0.000000

                                                                                                               Per $1000
                                                                                                               Aggregate
Aggregate Security Related Information:                                                                      Orig Prin Bal

            Aggregate Principal Balance                                 1,118,054,255.62

            Overcollateralization Amount                                   72,673,526.62

            Servicing Fee                                                   1,210,002.00                         0.806668

            Spread Account                                                 11,180,542.56
            Net Change in Spread Account                                     (435,478.85)

            Net Collections                                                52,513,188.61

            Aggregate Principal Balance of Delinquent Contracts             5,281,041.71

            Aggregate Excess Spread Amount                                  6,396,122.62
            Total Initial Spread Deposit Repayment                         (6,396,122.62)
                                                                        ----------------
            Certificate Distributable Amount                                           -
                                                                        ================